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                                                                  Exhibit 10(ww)


                     FIRST AMENDMENT TO THE ALLEN GROUP INC.
                           DEFERRED COMPENSATION PLAN


     ALLEN TELECOM INC., formerly known as The Allen Group Inc. (the "Company"), hereby adopts this First Amendment to The Allen Group Inc. Deferred Compensation Plan (the "Plan"), effective as of the close of business on February 28, 1997.

                                       I.

     As a result of the Company's name change from The Allen Group Inc. to Allen Telecom Inc., the Plan is hereby amended to change the name of the Company wherever it is set forth herein, including in the name of the Plan, if applicable; provided, however, that such name change shall not affect the substantive meaning of any provision of the Plan.

     EXECUTED on this 28th day of February, 1997.


                                       ALLEN TELECOM INC.


                                       By:  /s/ McDara P. Folan, III
                                            -------------------------------
                                            McDara P. Folan, III
                                            Vice President, Secretary
                                            and General Counsel